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                    BUILDING MATERIALS HOLDING CORPORATION

                            FIRST AMENDMENT TO THE

                             AMENDED AND RESTATED

                        1993 EMPLOYEE STOCK OPTION PLAN



          1.   PURPOSE.

               The purpose of this Amended and Restated 1993 Employee Stock Option Plan (the "Plan") of Building Materials Holding Corporation (the "Company") is to provide incentive to, and to encourage stock ownership by, selected employees, officers and consultants of the Company, or increase their proprietary interest in, the Company.

          2.   ADMINISTRATION.

               The following provisions shall govern the administration of this
Plan:

               (a) THE COMMITTEE. This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee (the "Committee") consisting of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations adopted thereunder. Once appointed, the Committee will continue to serve until otherwise directed by the Board. The Board may from time to time remove members from or add members to the Committee, provided that, the number of members on the Committee shall not be less than two. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board may designate a Chairman and Vice-Chairman of the Committee from among any of the Committee members. Acts of the Committee (i) at a meeting, held at a time and place and in accordance with rule adopted by the Committee, at which a quorum of the Committee is present and acting, or (ii) reduced to and approved of in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

               (b) OPTION AGREEMENTS. The Company shall effect the grant of options under this Plan (the "Options") by execution of instruments in writing in a form approved by the Committee or the Board (the "Option Agreements"). Each Option Agreement shall be in such form and shall contain such provisions which are not inconsistent with this Plan as the Committee or the Board shall, from time to time, approve. The provisions of the various Options and Option Agreements entered into under this Plan need not be identical.

               (c) POWERS OF COMMITTEE AND THE BOARD. Subject to the express terms and conditions of this Plan and the terms of any Option outstanding under this Plan, the Committee or the Board shall be authorized and shall have full power to do all things necessary


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or desirable in connection with the administration of this Plan, including, without limitation, the following:

                    (i) construe this Plan and the terms of any Option granted under this Plan (subject to the provisions of Section 9(c) herein);

                    (ii) prescribe, amend and rescind rules and regulations relating to this Plan or the Options;

                    (iii)  determine which persons meet the requirements of
Section 3 hereof for selection as participants in this Plan;

                    (iv) determine to whom of the eligible persons, if any, Options shall be granted under this Plan;

                    (v) establish the terms and conditions required or permitted to be included in each Option Agreement or any amendments thereto, including whether Options to be granted thereunder shall be "incentive stock options", as defined in Section 422A of the Internal Revenue Code, as amended (the "Code"), or "non-statutory stock options";

                    (vi) specify the number of shares to be covered by each Option;

                    (vii) determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Committee or the Board, so as to provide for or conform such Option to any change in any law, regulation, ruling or interpretation applicable thereto; and

                    (viii) to make all other determinations deemed necessary or advisable for administering this Plan.

               The Committee or Board's determination on the foregoing matters shall be conclusive.

               (d) PROHIBITED OPTIONEES. No member of the Committee shall be eligible to receive any Options under this Plan.

          3.   PARTICIPANTS.

               (a) GENERAL RULE. Participants in this Plan shall be those selected full-time employees, officers and consultants of the Company and/or any of its parents or subsidiaries to whom Options may be granted from time to time by the Committee or the Board (the "Participants").


               (b)  LIMITATIONS WITH RESPECT TO INCENTIVE STOCK OPTIONS.

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                    (i)    No incentive stock option shall be granted under this
Plan except to employees of the Company or its parents or subsidiaries, who shall be the only persons eligible to receive such incentive stock options.

                    (ii) No incentive stock option shall be granted to any particular individual if the Fair Market Value (as defined in Section 3(c) below) of the Shares to be granted (determined on the proposed date of grant) with respect to which incentive stock options are first exercisable by such individual during any calendar year under this Plan and all similar plans of the Company and its parents and subsidiaries exceeds one hundred thousand dollars ($100,000).

                    (iii) Each incentive stock option granted under this Plan to an employee who owns, on the date of grant of such incentive stock option, more than 10% of the total combined voting power of all classes of stock of the Company or of its parents or subsidiaries (x) shall not be exercisable after the expiration of five (5) years from the date such incentive stock option is granted, and (y) shall have an exercise price that is not less than one hundred ten percent (110%) of the aggregate Fair Market Value of the Shares on the date of grant of such incentive stock option.

               (c) "FAIR MARKET VALUE" when used in reference to the purchase of Shares pursuant to the exercise of an Option shall mean (i) if the Common Stock of the Company (the "Common Stock") is listed on the New York Stock Exchange or any other established stock exchange or on the NASDAQ National Market, the closing sales price of the Common Stock on the relevant date as reported in the WALL STREET JOURNAL, (ii) if the Common Stock is not then listed on an exchange or traded on the NASDAQ National market, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date, or (iii) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

          4.   THE SHARES.

               The initial shares of stock subject to Options authorized to be granted under this Plan consisted of three hundred seventy-five thousand (375,000) shares of the Common Stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 5(i) hereof. The shares under the Plan are hereby increased by 350,000 shares, to an aggregate of 725,000 shares. The Shares subject to this Plan may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock subject to an Option which, for any reason, terminates unexercised as to the Shares.

          5.   GRANT, TERMS AND CONDITIONS OF OPTIONS.

               Options may be granted at any time prior to the termination of this Plan to selected full-time employees, officers and consultants of the Company and/or its parents or

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subsidiaries who, in the judgment of the Committee or the Board, contribute to the successful conduct of the Company's operation (or the operation of any of its parents or subsidiaries) through their judgment, interest, ability and special efforts; provided, however, that: (i) except in the case of termination by death, disability or termination for Cause as set forth in
Section 5(d) below, the granted Option must be exercised by the Participant no later than one year after any termination of employment or association with the Company and/or its parents or subsidiaries and such employment or association must have been continuous since the granting of the Option, except for Board or Committee approved leaves of absence; (ii) in cases of termination by retirement, after age fifty-five (55) or older, the granted Option must be exercised by the Participant no later than three (3) years after termination of employment; (iii) in cases where employees retire at age 60 or older, with at least 15 years of service with the Company and predecessor companies, 50% of their unvested options at the date of retirement automatically vest and, an additional 5% of their unvested options vest for each year of service beyond 15 years, and all shares held by such employees retiring at age 60 or older vest in full if the employee has 25 or more years of service; and (iv) the total number of Shares subject to Options granted to any one Participant, at any one time, shall not exceed ten percent (10%) of the then issued and outstanding shares of Common Stock. In addition, Options granted pursuant to this Plan shall be subject to the following terms and conditions.

               (a) OPTION PRICE. The purchase price under each Option shall be determined by the Committee or the Board; provided that, the purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject thereto on the date the Option is granted. The Fair Market Value of such Shares shall be determined in accordance with the provisions set forth in Section 3(c) above. If, however, an employee owns stock of the Company or of its parents or subsidiaries possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries, the Option price of any incentive stock option granted to such employee shall be not less than the amount set forth in
Section 3(b)(iii) above.

               (b) DURATION OF OPTIONS. Each Option shall vest in such manner and at such time up to but not exceeding ten (10) years from the date the option is granted as the Committee or Board shall determine in its sole discretion; provided also, however, that the Committee or Board may, in its sole discretion, accelerate the time of exercise of any Option; provided further, that each Option shall immediately vest in full upon a Change in Control (as defined in Section 5(j) herein); and provided further, that if an incentive stock option is granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted. The termination of this Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any Option granted prior to the termination of this Plan.

               (c) EXERCISE OF OPTIONS AND PAYMENT FOR SHARES. To the extent the right to purchase Shares has vested under a Participant's Option Agreement, Options may be exercised from time to time by delivering payment in full at the Option Price for the number of Shares being purchased: (1) in cash or cash equivalents; (2) by delivery of shares of Common

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Stock, valued at the Fair Market Value on the date of exercise; provided, however, that Options may not be exercised by the delivery of Common Stock more frequently than at six-month intervals; or (3) by delivery of a properly executed exercise notice together with such other documentation as the Committee or the Board, and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price; together with written notice to the Secretary of the Company identifying the Option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. The Company shall deliver to the Participant, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the Participant (or other person entitled to exercise the Option) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares; provided, however, that the date of issuance and time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If an Option covers both incentive and non-statutory stock options, separate stock certificates will be issued; one or more for the incentive stock options and one or more the non-statutory stock options.

               (d) TERMINATION OF EMPLOYMENT. Upon the termination of a Participant's status as an employee (including officers) of the Company and/or its parents or subsidiaries ("Employment") or as a consultant of the Company and/or its parents or subsidiaries ("Association"), his or her rights to exercise an Option then held shall be only as follows:

                    (i) DEATH OR PERMANENT DISABILITY. If a Participant's Employment or Association is terminated by reason of death or permanent disability, such Participant or his or her estate shall have the right for a period of twelve (12) months following the date of death or permanent disability to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of the Participant's death or permanent disability, provided that the actual date of exercise is in no event after the expiration of the term of the Option.

               As used herein, Participant's "estate" shall mean the Participant's legal representative or any person who acquires the right to exercise an Option by reason of the Participant's death.

                    (ii) RETIREMENT AFTER AGE 55. A Participant shall be entitled to exercise any of said Participant's non-statutory stock options for a period of thirty-six (36) months from the date of such Participant's retirement from Employment after age 55 in accordance with the Company's then-current retirement policy (or the then-current retirement policy of any parent or subsidiary, if applicable), to the extent the Participant was entitled to exercise such non-statutory stock options on the date of the Participant's retirement, and provided that the actual date of exercise is in no event after the expiration of the term of the Option. In the event that a Participant intends to retire from Employment after age 55 and such Participant is the holder of one or more incentive stock options, then such Participant shall be entitled, for a period of sixty (60) days ending on the date which is six (6) months prior to the Participant's date of retirement, to elect to convert one or more incentive stock options into non-

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statutory stock options by written request received by the Company within such sixty (60) day period and, thereafter, such newly converted non-statutory stock options shall be issued by the Company to such Participant in exchange for such incentive stock options and shall be subject to the thirty-six (36) month exercise period set forth herein; provided that, such Participant actually retires on his or her retirement date. In the event a Participant fails to convert any incentive stock option hereunder, then such incentive stock options shall be governed by the provisions of subparagraph (v) below.

                    (iii) RETIREMENT AT AGE 60 OR OLDER. A Participant shall be entitled to exercise any of said Participant's non-statutory stock options according to the same provisions as stated in subsection (ii) above, except, that the options of a participant who retires at age 60 or older are also subject to the following accelerated vesting: In cases where an employee retires at age 60 or older, with at least 15 years of service with the Company and predecessor companies, 50% of their unvested options at the date of retirement automatically vest and an additional 5% of their unvested options vest for each year of service beyond 15 years. In cases of employees retiring at age 60 or older with 25 or more years of service all unvested options vest.

                    (iv) TERMINATION FOR CAUSE. If a Participant's Employment or Association is terminated for Cause (as defined below), then all Options previously granted to such Participant and remaining unexercised as of such Participant's termination date shall immediately terminate. Employment or Association shall be deemed to have been terminated for "Cause" if a Participant is determined by the Board to have willfully breached his or her duty in the course of Employment or Association or to have committed an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules of the Company or engaged in any conduct which constitutes unfair competition with the Company (as determined by the Board acting in its sole discretion).

                    (v) OTHER REASONS. If a Participant's Employment or Association is terminated for any reason other than those described under subparagraphs (i), (ii) or (iii) above, the Participant may, within three (3) months following such termination, exercise the Option to the extent such Option was exercisable by the Participant on the date of termination of the Participant's Employment or Association, provided that the actual date of exercise is in no event after the expiration of the term of the Option.

               (e) TRANSFERABILITY OF OPTIONS. Each Option shall be subject to limited transferability by the original option holder subject to the approval of the Committee or Board. The transfer by the Participant to a trust created by the Participant for the benefit of the Participant or the Participant's family which is revocable at any and all times during the Participant's lifetime by the Participant and as to which the Participant is the sole trustee during his or her lifetime, will not be deemed to be a transfer for purposes of this Plan. Under such rules and regulations as the Committee or the Board may establish pursuant to the terms of this Plan, a beneficiary may be designated with respect to an Option grant in the event of the death of a Participant. If the estate of the Participant is the beneficiary with respect to the grant, any rights

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with respect to such grant may be transferred to the person or entity
(including a trust) entitled thereto under the will of such Participant or pursuant to the laws of descent and distribution.

               (f) OTHER TERMS AND CONDITIONS. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee or the Board shall deem appropriate. No Option, however, nor anything contained in this Plan, shall confer upon any Participant any right to continue in the employ of the Company or its parents or subsidiaries, nor limit in any way the right of the Company or its parents or subsidiaries to terminate a Participant's employment at any time.

               (g) USE OF PROCEEDS FROM STOCK. Proceeds from the sale of Shares pursuant to the exercise of Options granted under this Plan shall constitute general funds of the Company.

               (h) RIGHTS AS A STOCKHOLDER. The Participant shall have no rights as a stockholder with respect to any Shares until such shares are actually issued and delivered to Participant. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 5(i) hereof.

               (i) ADJUSTMENTS. If the outstanding shares of the Common Stock are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares and the exercise price per share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change. Any such adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share subject to the Option. Adjustments under this Section shall be made by the Committee or the Board, whose determination as to what adjustments shall be made and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

               (j) CHANGE IN OWNERSHIP OR CONTROL. In the event of a Change in Control (as defined below), all Options outstanding hereunder shall become immediately exercisable in full. A "Change in Control" of the Company shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or
(ii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company, or (iii) any "person" (as defined in Sections 13(d) and 14(d) of

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the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, or fifty (50%) percent or more of the Company's outstanding Common Stock, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Notwithstanding the above, a Change of Control shall not be deemed to have occurred in connection with a transaction resulting in a merger, consolidation, sale of assets or sale of securities if such transaction has been initiated (in contrast to an action in response to or resulting from receipt of an offer or its equivalent from a third party) at the direction of the Board acting with the approval of a majority of the independent directors.

               In the event of (i) a dissolution of the Company or (ii) a merger or consolidation in which the Company is not the surviving corporation, the Company shall give to the Participant, at the time of adoption of the plan for liquidation, dissolution, merger or consolidation, either: a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, merger or consolidation, at the end of which time the Option shall terminate; or the right to exercise the Option as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger or consolidation.

               (k) WITHHOLDING TAXES. Whenever Shares are to be issued under this Plan, the Company shall have the right to require payment to the Company by the person to receive such Shares of an amount sufficient to satisfy federal, state and local withholding tax requirements prior to delivery of any certificate or certificates representing such Shares. Payment of withholding taxes may be made by delivery of Company stock (valued at such stock's Fair Market Value on the date of delivery) or Options to the Company.

          6.   LISTING, QUALIFICATION AND COMPLIANCE WITH SECURITIES LAWS.

               All Options granted under this Plan are subject to the requirement that if at any time the Committee or the Board shall determine in its sole discretion that the listing and/or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares under the Option, the Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee or the Board. The Company shall diligently endeavor to comply with all applicable securities laws before any Options are granted under this Plan and before any Shares are issued pursuant to the exercise of such Options.

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          7.   BINDING EFFECT OF CONDITIONS.

               The conditions and stipulations contained herein, or in any Option granted pursuant to this Plan, shall be, and constitute, a covenant running with all the Shares acquired by the Participant pursuant to this Plan, directly or indirectly, whether such Shares have been issued or not, and those Shares owned by the Participant shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the Participant shall agree to use the Participant's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made except as provided in this Plan and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefore where the purchaser or assignee has acquired certificates for the Shares represented thereby, except strictly in accordance with the provisions of this Plan.

          8.   ADDITIONAL OPTIONS AND REGRANTS.

               The Committee or the Board may grant to a Participant, if the Participant is otherwise eligible, additional Options or, at its discretion with the consent of the Participant, amend an Option or grant a new Option in lieu of an outstanding Option to take into account a decrease in the Fair Market Value of the Common Stock, or for any other reason the Committee or the Board shall deem appropriate, subject to the limitations of Section 5 hereof and provided that, any new or amended Option granted hereunder shall have an exercise price not less than one hundred percent (100%) of the Fair Market Value at the date of regrant or amendment.

          9.   AMENDMENT AND INTERPRETATION OF THIS PLAN.

               (a) STOCKHOLDER APPROVAL REQUIRED. The Board or the Committee may amend this Plan at any time. No amendment adopted without stockholder approval may (i) increase the number of shares as to which Options may be granted, (ii) reduce the exercise price below the price provided in this Plan,
(iii) modify the requirements as to eligibility for participation, or
(iv) materially increase the benefits accruing under this Plan.

               (b) PROHIBITED AMENDMENTS. No amendment shall affect the rights of the holder of any Option, except with that holder's consent.

               (c) INTERPRETATION. Questions of interpretation of any of the provisions of this Plan not specifically reserved in this Agreement for interpretation by the Committee or the Board shall be resolved by legal counsel for the Company selected by the Chief Executive Officer of the Company.

          10.  TERMINATION OR SUSPENSION OF THIS PLAN.

               The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on February 19, 2009. or at such time as there are no longer options remaining in the Plan. No Option may be granted under this Plan while this Plan

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is suspended or after it is terminated.  Suspension or termination of this
Plan shall not affect the rights of the holder of any outstanding Option, except with that holder's consent.

          11.  APPLICABLE LAW.

               This Plan shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Delaware, excluding choice of law provisions thereto.

          12.  OTHER PLANS.

               Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Participants generally, which the Company or its parents or subsidiaries now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

          13.  SUCCESSORS AND ASSIGNS.

               This Plan and any agreement with respect to an Option granted hereunder shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant's heirs, executors, administrators, personal representatives, and permitted successors and assigns.


          14.  EFFECTIVENESS OF THE PLAN.

               This Plan shall become effective upon approval by the stockholders of the Company on May 7, 1998, and any Options granted pursuant to this Plan shall be conditioned upon the approval of this Plan.

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